Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ZIOPHARM ONCOLOGY, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZIOPHARM ONCOLOGY, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO THE

EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO THE EXCLUSIVE LICENSE AGREEMENT, (the “Amendment No. 1”) effective as of October 15, 2020 (the “Effective Date of Amendment No. 1”), is made by and between Ziopharm Oncology, Inc., a Delaware corporation, with its principal place of business at One First Avenue, Parris Building 34, Navy Yard Plaza, Boston, MA 02129 (“Ziopharm”), and PGEN Therapeutics, Inc. (formerly known as Precigen, Inc.), a Delaware corporation, with its principal place of business at 20358 Seneca Meadows Parkway, Germantown, MD 20876 (“Precigen”). Ziopharm and Precigen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Ziopharm and Precigen entered into the Exclusive License Agreement, dated as of October 5, 2018, (the “Agreement”);

WHEREAS, Ziopharm and Precigen have a dispute regarding the delivery of certain information and materials under the Agreement, and have agreed to settle this dispute by entering into this Amendment No. 1; and

WHEREAS, through this Amendment No. 1, the Parties wish to compromise and fully and finally settle the above-referenced dispute, including all related matters in controversy and causes of action between them relating to the above-referenced dispute, without any admission of liability.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the Parties contained herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.    Defined Terms. The terms in this Amendment No. 1 with initial letters capitalized shall have the meanings set forth in this Amendment No. 1 and, if not defined in this Amendment No. 1, shall have the meaning set forth in the Agreement.

2.    Immediate Transfers and Deliveries. A new Section 4.1(e) of the Agreement is hereby added to read as follows:

“(e)    Immediate Transfers and Deliveries. Notwithstanding any other provision of the Agreement, this Section 4.1(e) together with Section 4.1(f), set forth the Parties’ sole obligations and rights with respect to Precigen’s provision or transfer to Ziopharm of Licensed Know-How relating to the IL-12 Program and Precigen’s inventory of IL-12 Products (including all final product, drug substance, intermediates, works-in-process, formulation materials, reference standards, drug product clinical reserve samples, cell banks, viral banks, packaged retention samples, and the like):

(i) Within [***] of the Effective Date of Amendment No. 1, Precigen will transfer and deliver to Ziopharm each of the items described on Schedule 1 attached to Amendment No. 1. Precigen represents and warrants to Ziopharm that it has Control over, and the right to transfer and deliver, each of these items described on such Schedule 1 as contemplated hereby.

(ii) Ziopharm may send follow-up notice(s) to Precigen to request additional items related to the items on Schedule 1 (the “Additional Items”) within [***] from such transfer and delivery by Precigen to Ziopharm pursuant to Section 4.1(e)(i). Precigen will transfer and deliver the Additional Items to Ziopharm within [***] of Ziopharm’s request; provided that (i) Ziopharm represents it cannot obtain the Additional Items without the participation of Precigen, and (ii) Precigen is in possession of and can reasonably locate the Additional Items. Notwithstanding the prior sentence, Precigen may transfer and deliver such Additional Items to Ziopharm within sixty [***] of Ziopharm’s request provided that Precigen represents that production of the Additional Items within [***] would materially interfere with Precigen’s (or the relevant individual or individuals’) ongoing business or other material obligations and commitments. Ziopharm shall reimburse Precigen for its out-of-pocket expenses and FTE costs incurred to perform the transfer provided solely under this Section 4.1(e)(ii) as set forth in Section 4.2, except that the applicable FTE rate shall be [***] per hour.

(iii) Within [***] of the Effective Date of Amendment No. 1, Precigen shall prepare and send a letter to each vendor listed on Schedule 2 attached to this Amendment No. 1 (each, “Vendor”) authorizing the Vendor to provide Ziopharm with information and documentation regarding work performed by the Vendor relating to the IL-12 Program prior to October 5, 2018, as identified by the batch/lot numbers or other specific identifying information specified on Schedule 2 (each, “Vendor Authorization Letter”). A model Vendor Authorization Letter is attached as Schedule 3 to Amendment No. 1. In preparing the letter, Precigen will consider whether information concerning the identified batch/lot numbers contains information that is not related to the IL-12 Program (the “Unrelated Information”), in which case Precigen may add language to the letter instructing the Vendor to redact or otherwise withhold from Ziopharm such Unrelated Information. Precigen will provide Ziopharm with a copy of each Vendor Authorization Letter, with redactions as determined by Precigen in its sole discretion. When requesting specific information from a Vendor pursuant to a Vendor Authorization Letter, Ziopharm shall send Precigen via email a copy of the request at least [***] prior to sending the request to the Vendor, so that Precigen may consider whether and how Ziopharm’s request may implicate any Unrelated Information and provide further instructions to the Vendor as appropriate. If despite Ziopharm’s good faith efforts to compile a comprehensive list in Schedule 2, Ziopharm later identifies additional relevant vendors and/or batch/lot numbers relating to the IL-12 Program prior to October 5, 2018, Precigen shall at Ziopharm’s request prepare and send additional Vendor Authorization Letters within [***] of such request. In the event Ziopharm discovers that information it receives from a Vendor contains Unrelated Information, including but not limited to as a result of Precigen pointing out the existence of such information, Ziopharm shall immediately destroy all copies of such Unrelated Information that are in Ziopharm’s possession or control and shall confirm to Precigen in writing that Ziopharm has destroyed all such copies. However, where a document contains both information relating to the IL-12 Program and Unrelated Information, Ziopharm shall be permitted to retain copies of the document provided that all Unrelated Information is redacted and inaccessible, and Ziopharm has confirmed to Precigen in writing that Ziopharm has redacted all Unrelated Information. Ziopharm shall reimburse Precigen for its out-of-pocket expenses and FTE costs incurred in relation to the Vendor Authorization Letters under this Section 4.1(e)(iii) as set forth in Section 4.2, except that the FTE rate shall be [***] per hour.”

(iv) For the avoidance of doubt, any items provided to Ziopharm by a Vendor pursuant to this Amendment No. 1 shall be subject to the confidentiality provisions of the Agreement (including Article 10) as if the items were provided by Precigen directly.

3.    Future IL-12 Transfers and Deliveries. A new Section 4.1(f) of the Agreement is hereby added to read as follows:

“(f)    Future IL-12 Transfers and Deliveries. For future requests, other than requests expressly authorized pursuant to Section 4.1(e)(ii), for Precigen’s provision or transfer to Ziopharm of Licensed Know-How relating to the IL-12 Program or any of Precigen’s inventory of IL-12 Products (including all final product, drug substance, intermediates, works-in-process, formulation materials, reference standards, drug product clinical reserve samples, packaged retention samples, cell banks, viral banks, and the like):

(i) Ziopharm’s first recourse for obtaining such items will be from the applicable Vendor through the respective Vendor Authorization Letter.

(ii) Ziopharm may request such items from Precigen only if (x) the applicable Vendor does not have or cannot provide the requested items to Ziopharm without further authorization from Precigen, (y) Ziopharm demonstrates a need for the requested items in connection with a request or requirement of a government regulator; and (z) Ziopharm represents that it cannot obtain those items without the participation of Precigen. In the event Ziopharm satisfies each of these requirements, Precigen will produce such items to Ziopharm provided that Precigen is in Control of and can reasonably locate the requested items. Precigen will produce any such items to Ziopharm within [***], except that Precigen may transfer and deliver such items to Ziopharm within [***] of Ziopharm’s request provided that Precigen represents that production of the items within [***] would materially interfere with Precigen’s (or the relevant individual or individuals’) ongoing business or other material obligations and commitments. Ziopharm shall reimburse Precigen for its out-of-pocket expenses and FTE costs incurred to perform the transfer provided solely under this Section 4.1(f) as set forth in Section 4.2, except that the applicable FTE rate shall be [***] per hour.

(iii) Except as expressly set forth in Section 4.1(e) and 4.1(f), Precigen shall have no obligations with respect to the provision or transfer to Ziopharm of any Licensed Know-How relating to the IL-12 Program or any of Precigen’s inventory of IL-12 Products. For the avoidance of doubt, any items requested by Ziopharm pursuant to Section 4.1(e) and 4.1(f) must have been in existence at the time the Agreement was signed. For the further avoidance of doubt, nothing herein shall require Precigen to disclose any confidential or proprietary information except insofar as such information relates to the IL-12 Program or IL-12 Products and otherwise meets the requirements of the Agreement as amended herein.”

4.    Release. In consideration for the Parties agreeing to the terms of this Amendment No. 1, (a) Ziopharm, on behalf of itself and its Affiliates, hereby releases and discharges Precigen and its respective subsidiaries, divisions, parents, Affiliates, agents and each of their respective officers, directors, employees, representatives and agents, and (b) Precigen, on behalf of itself and its Affiliates, hereby releases and discharges Ziopharm and its subsidiaries, divisions, parents,

Affiliates, agents and each of their respective officers, directors, employees, representatives and agents, in each foregoing case ((a) and (b)), from any and all Disputes existing as of the Effective Date of this Amendment No. 1 concerning the Parties’ respective rights and obligations for the transfer or delivery of Licensed Know-How relating to the IL-12 Program or IL-12 Products as provided for under Sections 4.1, 4.3 and 4.5 of the Agreement.

5.    Amendment. This Amendment No. 1 shall not amend or modify the covenants, terms, conditions, rights and obligations of the Parties under the Agreement, except as specifically set forth herein. The Agreement shall continue in full force and effect in accordance with its terms as amended by this Amendment No. 1.

*    *    *

IN WITNESS WHEREOF, the Parties have entered into this Amendment No. 1 in multiple counterparts as of the Effective Date of Amendment No. 1.

Ziopharm Oncology, Inc.		PGEN Therapeutics, Inc.

By:	/s/ Laurence Cooper	By:	/s/ Donald Lehr
Title:	CEO	Title:	Manager, Board of Managers

Schedule 1 to Amendment No. 1 – Specified Transfers and Deliveries

Item Number	Item	Location	Ziopharm Request
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]

Schedule 2 to Amendment No. 1 – List of Vendors and Batch/Lot Numbers

Veledimex & Maisine Formulated Veledimex:

Vendor	Batches
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Ad-RTS-hIL12 and Ad-RTS-mIL12:

Vendor	Batches
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule 3 to Amendment No. 1 – Model Vendor Authorization Letter

[Insert Date]

[Insert vendor name, address]

Re: Release of data, information and records to Ziopharm

Dear [Insert name],

[***]

Sincerely,

PGEN Therapeutics, Inc.

[Name]

[Title]